Exhibit 10.38

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is made and entered into as of the 26th day of September, 2003, by and between FEATHERLITE, INC., a Minnesota corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION “(Lender”).

WITNESSETH:

WHEREAS, Borrower and Lender have heretofore entered into that certain Amended and Restated Loan Agreement dated as of July 31, 2002 as amended by that certain First Amendment to Amended and Restated Loan Agreement dated February 18, 2003 (the “Loan Agreement”); all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment)’ and

WHEREAS, Borrower and Lender desire to further amend the Loan Agreement in the manner hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. The word “and” is deleted from the end of Section 5.02(a)(ix) of the Loan Agreement and replaced with a semi-colon; the period at the end of Section 5.02(a)(x) of the Loan Agreement is deleted and replaced with “, and”; and the following provision is added to the Loan Agreement as Section 5.01 (a)(xi)”

(xi) a floor plan line of credit to finance the purchase of motor coaches manufactured by Foretravel Motorhomes, Inc., to be provided by Regions Bank in a principal amount of up to $3,000,000.

2. The definition “Borrowing Base” contained in Exhibit A to the Loan Agreement is hereby amended to provide as follow:

Borrowing Base shall mean, as of the date of any determination thereof, the sum of:

(a) (i) Eighty-five Percent (85%) if the Rate of Dilution of Borrower’s Accounts is less than or equal to Five Percent (5%), (ii) Eighty Percent (80%) if the Rate of Dilution of Borrower’s Accounts is greater than Five Percent (5%) but less than or equal to Eight Percent (8%), (iii) Seventy-Five Percent (75%) if the Rate of Dilution of Borrower’s Accounts is greater than Eight Percent (8%) but less than or equal to Ten Percent (10%) or (iv) Seventy-Percent (70%) if the Rate of Dilution of Borrower’s of Borrower as such date (less maximum discount, credits and allowances which may be taken by or granted to Account Debtors in connection therewith and/or adjustments for reserves and allowances deemed appropriate by Lender in its good faith discretion); plus

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(b) the lesser of (i) the sum as of such date of (x) Thirty Percent (30%) of that portion of the Eligible Inventory of Borrower consisting of raw materials, plus (y) Seventy Percent (70%) of that portion of the Eligible Inventory of Borrower consisting of work-in-process, sub-assembly, finished goods and used trailers, all valued at the lower of cost or market in accordance with GAAP, or (ii) $12,000,000.00.

3. The period at the end of sub-section (h) in the definition of “Permitted Liens” contained in Exhibit A to the Loan Agreement is deleted and replaced with “,and”, and the following provision is added as sub-section (i) in the definition of “Permitted Liens” contained in Exhibit A to the Loan Agreement:

(i) Liens granted in favor of Regions Bank in connection with the Indebtedness permitted in Section 5.01(a)(xi).

4. Pursuant to Borrower’s request, Lender hereby waives the existing Events of Default under the Loan Agreement caused by (i) borrower’s failure to have a Consolidated Fixed Charge Coverage Ratio of at least 1.05 to 1.00 as of the end of its fiscal quarters ending December 31, 2002 and March 31, 2003 as required by Subsection 5.01(o)(i) of the Loan Agreement, and (ii) Borrower’s failure to have Consolidated EBITDA of at least $9,000,000 during its fiscal year ended December 31, 2002 as required by Subsection 5.01(o)(iii) of the Loan Agreement.

5. Borrower hereby agrees to pay Lender a nonrefundable amendment fee in the amount of $8,000.00 (the “Fee) contemporaneously with the execution of this Amendment.

6. All references in the Loan Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment.

7. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

8. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment

9. Borrower hereby represents and warrants to Lender that:

(a) the execution, delivery and performance by Borrower of this Amendment are with the corporate powers of borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or by-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court for

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governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower of any of its Property is subject;

(c) This Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enfor4cement of creditor’s rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) all of the representations and warranties made by Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and

(e) as of the date of this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

10. In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

11. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Lender shall have received:

(a) this Amendment, duly executed by Borrower;

(b) a Consent of Participant, duly executed by LaSalle Bank National Association;

(c) a Certificate of Authority executed by the Secretary of Borrower; and

(d) the Fee

12. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

13. ORAL AGREEMENTS OR COMMITMENTS TO LAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THE LAON AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH LOAN AGREEMENT AS AMNEDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Second Amendment to Loan Agreement as of the date first above written.

Featherlite, Inc,

By /s/ Conrad Clement

Title: President and CEO

U.S. Bank Association

By: Robin Van Meter
Title: Vice President

CONSENT OF PARTICIPANT

The undersigned, in its capacity as the “Participant” under that certain Loan Participation Agreement dated as of October 8, 1998, by and between the undersigned and U.S. Bank National Association, formerly known as Firstar Bank Milwaukee, N.A. (“Lender”), relating to Featherlite, Inc., a Minnesota corporation (“Borrower”), as amended (as so amended, the “Participation Agreement”), hereby:

(a)	Consents to the terms, provision and conditions contained in that certain Second Amendment to Amended and Restated Loan Agreement dated as of September 26, 2003 (the “ Amendment”), subject to Participants receipt of $4,000.00 representing its portion of the Fee referenced in the Amendment; and

(b)	Acknowledges and agrees that all references in the Participation Agreement to the “Revolving Loan Agreement” and any other references of similar import shall henceforth mean the Amended and Restated Loan Agreement as amended by the Amendment; and

(c)	Acknowledges and agrees that the Participation Agreement is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

Executed as of the 26th day of September, 2003.

/s/ Steven Buford, Vice President

LaSalle Bank National Association

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